EXHIBIT 10


                             SUBSCRIPTION AGREEMENT


         This Subscription Agreement (this "Agreement") is entered into as of February 7, 2000 by and between Reckson Service Industries, Inc., a Delaware corporation ("RSI"), and VANTAS Incorporated, a Nevada corporation ("VANTAS").


         WHEREAS, RSI and VANTAS have entered into that certain Agreement and Plan of Merger, dated January 20, 2000, with HQ Global Workplaces, Inc., a Delaware corporation ("HQ"), and CarrAmerica Realty Corporation, a Maryland corporation, (the "Merger Agreement") pursuant to which VANTAS is to be merged (the "Merger") with and into HQ, with HQ being the surviving corporation;


         WHEREAS, in accordance with the terms of the Merger Agreement, VANTAS obtained an irrevocable letter of credit from Bankers Trust Company ("Bankers Trust") in favor of HQ and guaranteed by RSI in the amount of $35 million (the "Letter of Credit");


         WHEREAS, pursuant to the Equity Interest Pledge and Security Agreement, dated February 7, 2000, by and between RSI and Bankers Trust (the "Security Agreement"), RSI has pledged 11,299,072 shares of the capital stock in VANTAS, as more fully set forth on Schedule A to this Agreement, as collateral (the "Collateral") securing the Letter of Credit;


         WHEREAS, if there is a foreclosure on the Collateral, VANTAS has agreed to issue to RSI, at RSI's election, shares of the capital stock of VANTAS (the "Securities") to reimburse RSI for the loss of the Collateral; and


         WHEREAS, the parties hereto acknowledge that, notwithstanding anything contained in this agreement, if there is a foreclosure on the Collateral, RSI shall maintain its subrogation rights with respect to the Letter of Credit. To the extent that RSI does not exercise its rights pursuant to this agreement, RSI may pursue such subrogation rights.


         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amount and Consideration. In consideration of RSI securing VANTAS' obligations under the Letter of Credit, VANTAS agrees that, if, and only to the extent, Bankers Trust forecloses on the Collateral (other than a foreclosure resulting from RSI's gross negligence), it shall be obligated to issue to RSI, at RSI's election, the Securities. Such Securities shall have the same terms and conditions as the securities comprising the Collateral which was foreclosed upon and not otherwise returned to RSI by Bankers Trust pursuant to the terms of the Security Agreement with the value of such Securities equal to the value ascribed to VANTAS common and preferred stock in such foreclosure sale;

         2. Restrictions on Transferability of Securities. RSI realizes that the Securities are not, and will not be, registered under the Securities Act of 1933, as amended (the "Securities

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Act"), or the securities laws of any state.  RSI agrees that the Securities will not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Securities Act and applicable state securities laws. RSI understands that any sale, transfer, pledge, hypothecation, or other disposition of the Securities may require in some states specific approval by the appropriate governmental agency or commission in such states. RSI has been advised that the Company has no obligation, and does not intend, to cause the Securities to be registered under the Securities Act or to comply with the requirements for any exemption under the Securities Act, including but not limited to those provided by Rule 144 and Rule 144A promulgated under the Securities Act, which would permit the Securities to be sold by RSI. RSI understands that it is not anticipated that there will be any market for resale of the Securities and that the transfer of the Securities is specifically restricted under this Subscription Agreement and the Securities Act, and may be restricted by applicable state securities laws. RSI understands the legal consequences of the foregoing to mean that RSI must bear the economic risk of its investment in VANTAS for an indefinite period of time. RSI understands that instruments, if any, representing the Securities may bear legends restricting the transfer thereof.

         3. Acceptance of Subscription. VANTAS understands and agrees that RSI, in its sole discretion, reserves the right to accept or reject this and any other subscription for the Securities in whole or in part at any time prior to the acceptance of such Securities, notwithstanding prior receipt by VANTAS of notice of acceptance. In the event that this subscription is rejected in whole or in part or, if the offering of the Securities to RSI is not consummated for any reason, this subscription shall be deemed to be rejected and this Subscription Agreement shall thereafter have no force or effect to that extent.

         4. Representations and Warranties of VANTAS. In connection with the transactions contemplated herein, VANTAS warrants and represents to RSI that (a) VANTAS is a duly organized corporation, validly existing and in good standing under the laws of the State of Nevada, (b) the execution and delivery of this Subscription Agreement and the performance of all acts contemplated hereunder been duly authorized by all necessary actions and, to VANTAS' knowledge, will not constitute a breach or violation of, or a default under, any agreement by which VANTAS or any of its properties is bound, nor constitute a violation of any law, administrative regulation or court decree applicable VANTAS and (c) the Securities have been duly authorized and shall be validly issued.

         5. Notices. Any consent, request, waiver, notice or other communication or document required or permitted to be given pursuant to any provision of this Subscription Agreement ("Notice") shall be deemed duly given only when in writing, signed by or on behalf of RSI giving such Notice, and (i) personally delivered (with receipt acknowledged by the recipient or its agent), (ii) deposited in a designated U.S. mail depositary, registered or certified mail, return receipt requested, postage prepaid, or (iii) sent by overnight courier (with receipt acknowledged by the recipient or its agent), addressed to VANTAS to its principal office at 90 Park Avenue, New York, NY 10016. Any such Notice shall be deemed received (x) upon personal delivery, (y) five (5) days after mailing as provided above, or (z) one (1) day after sending by overnight courier.

         6. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for

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all purposes,  constitute one agreement binding on all parties,  notwithstanding that all parties are not signatories to the same counterpart.

         7. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

         8. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

         9. Assignability. This Subscription Agreement is not transferable or assignable by either party hereto.

         10. Headings and Captions. The headings and captions for the various sections of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

         11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to the conflicts of laws principles thereof.

         12. Choice of Jurisdiction. The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the State of New York.

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                  IN WITNESS  WHEREOF,  the parties have  executed and delivered this Agreement as of the date first written above.



                                              VANTAS INCORPORATED



                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                              RECKSON SERVICE INDUSTRIES, INC.



                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------




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